Exhibit 23.2



                  Independent Auditors' Consent




The Board of Directors
   Adams Golf, Inc. and subsidiaries


We consent to the use of our report incorporated herein by reference.



                                 /s/ KPMG LLP
                              KPMG LLP




Dallas, Texas
May 17, 2000